EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ReWalk Robotics Ltd. (the “Company”) on Form 10-Q for the period ended June 30, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ori Gon, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

•	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company

/s/ Ori Gon
Ori Gon
Chief Financial Officer
(Principal Financial Officer)
ReWalk Robotics Ltd.

Date: August 9, 2019

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.